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                                                                    EXHIBIT 10.2

                           SEVENTH AMENDED AND RESTATED
                             1998 CENTEX CORPORATION
                    EMPLOYEE NON-QUALIFIED STOCK OPTION PLAN

1.       PURPOSE OF THE PLAN.

         This 1998 Centex Corporation Employee Non-Qualified Stock Option Plan (the "PLAN") is intended as an employment incentive to retain in the employ of Centex Corporation (the "COMPANY"), and any Affiliate (including any entity that becomes an Affiliate), persons of training, experience and ability, to attract new employees whose services are considered valuable, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company. For purposes of the Plan, "AFFILIATE" shall mean any direct or indirect subsidiary or parent of the Company and any partnership, joint venture, limited liability company or other business venture or entity in which the Company owns at least 50% of the ownership interest in such entity, as determined by the Committee in its sole and absolute discretion (such determination by the Committee to be conclusively established by the grant of options by the Committee to an officer or employee of such an entity). It is further intended each option granted pursuant to the Plan (herein, an "OPTION") shall constitute non-qualified stock options within the meaning of Section 83 of the Code.

2.       ADMINISTRATION OF THE PLAN.

         The Board of Directors shall appoint and maintain a Compensation and Stock Option Committee (hereinafter called the "COMMITTEE") of the Board of Directors to administer the Plan. Subject to the terms and conditions of the Plan, the Committee shall have full power and authority to designate persons to whom Options will be granted, to determine the terms and provisions of respective option agreements (which need not be identical), and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, exercisable in its sole discretion, to grant Options containing such terms and conditions, consistent with the provisions of the Plan, as the Committee shall determine.

3.       DESIGNATION OF PARTICIPANTS.

         The persons eligible for participation in the Plan as recipients of Options shall include all employees of the Company or of any Affiliate, including employees of any entity that becomes an Affiliate after the date that the Plan is adopted, other than any of the following persons (herein, an "INELIGIBLE PERSON"):

         (a) any person who is an executive officer, as defined by Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended, or director of the Company;

         (b) any "officer" of the Company as defined by Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended; or


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         (c) any "covered employee" of the Company as defined by Section
162(m)(3) of the Internal Revenue Code.

         Each Option granted hereunder shall be evidenced by an agreement between the Company and the Optionee, which shall contain such terms and conditions as the Committee shall determine in its sole and absolute discretion. Any person who has been granted an Option hereunder (herein, an "OPTIONEE") may be granted an additional Option or Options, if the Committee shall so determine. Participation in the Plan shall not preclude an Optionee from participating in any other stock option, benefit, bonus, or other compensation plan which the Company or any Affiliate has adopted, or may, from time to time, adopt for the benefit of its employees.

4.       STOCK RESERVED FOR THE PLAN.

         Subject to any adjustment provided in Paragraph 9 hereof, a total of 5,500,000 shares of common stock, $0.25 par value, of the Company (the "STOCK") shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company, or any Affiliate, and such amount of shares shall be and hereby is reserved for delivery under the Plan. Any of such shares which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise or relinquishment in full, the shares theretofore subject to such Option may again be subjected to an Option under the Plan. If the purchase price or tax withholding is permitted to be satisfied by the tender or withholding of shares of Stock to the Company (by either actual delivery or attestation), the number of shares of Stock tendered or withheld shall be eligible for reissuance under the Plan.

5.       PURCHASE PRICE.

         (a) The purchase price of each share placed under option pursuant to the Plan (a "Share") shall be determined by the Committee, but in no event shall be less than 100% of the Fair Market Value of such Share on the date the Option is granted. If an Option is granted as part of an Optionee's compensation package at the commencement of an Optionee's employment by the Company or an Affiliate, the Option shall be deemed to have been granted on the date of commencement of such Optionee's employment by the Company or any Affiliate (the "Commencement Date") and the purchase price of a Share shall be equal to the Fair Market Value of such Share on the Commencement Date, so long as such Option is not granted more than ninety (90) days following the Commencement Date.

         (b) "FAIR MARKET VALUE" of a share of Stock means, as of a particular date, the closing price per share of Stock reported on the consolidated transaction reporting system for the New York Stock Exchange, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.


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6.       OPTION PERIOD.

         The Options granted under the Plan shall be for any term set by the Committee, but not more than ten (10) years from the date of granting of each Option. All rights to exercise an Option shall terminate within three (3) months after the date the Optionee ceases to be an employee of the Company or any Affiliate, except that

         (a) the Committee, in its discretion, may provide in new option grants or amend outstanding Options to provide an extended period of time during which an Optionee can exercise an Option up to the maximum permissible period which such Optionee's Option would have been exercisable in the absence of the Optionee ceasing to be an employee of the Company or an Affiliate;

         (b) if an Optionee ceases to be employed by the Company or an Affiliate by reason of such Optionee's death, all rights to exercise such Option shall terminate fifteen (15) months after such death; and

         (c) if the Optionee is terminated for cause, as determined by the Committee in its sole and absolute discretion, any Option granted to such Optionee hereunder shall terminate on the date of such termination.

7.       EXERCISE OF OPTIONS.

         (a) Any Option granted hereunder shall be exercisable from time to time under the terms specified in the Plan, by the Committee, or in the agreement relating to the grant of such Option.

         (b) Each exercise of an Option or a portion of an Option shall be evidenced by a notice in writing by or on behalf of the Optionee to the Company, stating the number of shares with respect to which the Option is being exercised.

         (c) Options may be exercised solely by the Optionee or a Permitted Transferee (hereafter defined).

         (d) The purchase price of the Shares for which an Option is exercised must be paid prior to issuance of the Shares. Such purchase price shall be payable (i) in cash, certified or cashiers' check, or wire transfer, (ii) at the option of the holder of such Option, in Stock theretofore owned by such holder for at least six (6) months by either actual delivery of shares or by attestation, (iii) by a combination of cash and such Stock; or (iv) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker satisfactory to the Company to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price and applicable withholding taxes. For purposes of determining the amount, if any, of the purchase price satisfied by payment in Stock, such Stock shall be valued at its Fair Market Value on the date of exercise. Any Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. No holder of an Option shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any Shares unless and until certificates representing such Shares shall have been delivered by the Company to such holder or such holder's interest in such shares shall have been evidenced by an entry on the Company's books and records.


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         (e) If any law or regulation requires the Company to take any action with respect to the Shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

8.       ASSIGNABILITY.

         Unless otherwise permitted by the Committee, no Option or interest therein shall be transferable by the Optionee otherwise than by will or by the applicable laws of descent and distribution. Any person to whom an Option is transferred in accordance with this Section 8 is referred to herein as a "PERMITTED TRANSFEREE".

9.       ADJUSTMENTS.

         (a) In the event of any subdivision or consolidation of outstanding Stock of the Company, declaration of a dividend payable in shares of Stock of the Company or other stock split, then (i) the number of Shares reserved under this Plan, (ii) the number of Shares covered by outstanding Options, and (iii) the purchase price per share in respect of such Options shall each be proportionately adjusted by the Board as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting shares of Stock of the Company or any distribution to holders of shares of Stock of the Company of securities or property (other than normal cash dividends or dividends payable in shares of Stock of the Company), the Board shall make appropriate adjustments to (i) the number of Shares reserved under this Plan, (ii) the number of Shares covered by outstanding Options, and
(iii) the purchase price per share in respect of such Options to reflect such transaction; provided that such adjustments under (ii) and (iii) shall only be such as are necessary to maintain the proportionate interest of the holders of the Options and preserve, without increasing, the value of such Options. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (x) to assume under the Plan previously issued compensatory options, or to substitute new Options for previously issued compensatory Options as part of such adjustment or (y) to cancel Options and give the Participants who are the holders of such Options notice and opportunity to exercise for 30 days prior to such cancellation.

         (b) Except as is otherwise expressly provided herein, the issue by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or purchase price of Shares. Furthermore, the presence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate
(i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities or preferred or preference stock (whether or not such issue is prior to, on a party with or junior to the Stock); (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.


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         (c) Notwithstanding anything to the contrary above, a dissolution or liquidation of the Company, a merger (other than a merger effecting a reincorporation of the Company in another state) or consolidation in which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the stockholders of the parent of the Company and their proportionate interests therein immediately after the transaction are not substantially identical to the stockholders of the Company and their proportionate interests therein immediately prior to the transaction), a transaction in which another corporation becomes the owner of 50% or more of the total combined voting power of all classes of stock of the Company, or a change in control (as specified below), shall cause every Option then outstanding to become exercisable in full immediately prior to such dissolution, liquidation, merger, consolidation, transaction, or change in control, to the extent not theretofore exercised, without regard to the determination as to the periods and installments of exercisability contained in the Agreements if (and only if) such Options have not at that time expired or been terminated. For purposes of this paragraph, a change in control shall be deemed to have taken place if: a third person, including a "group" as defined in Section 13(d)(3) of the Act, becomes the beneficial owner of shares of the Company having fifty percent (50%) or more of the total number of votes that may be cast for the election of directors of the Company; or as a result of, or in connection with, a contested election for directors, the persons who were directors of the Company immediately before such election shall cease to constitute a majority of the Board. Notwithstanding the foregoing provisions of this paragraph:

                  (i) an event, transaction, or corporate action shall not have the effect of accelerating the exercisability of Options if: (A) persons who were the directors of the Company and persons who were the executive officers of the Company as of six months prior to such event immediately after such event constitute a majority of the directors and constitute a majority of executive officers, respectively, for, and own in the aggregate at least ten percent of the voting securities or equity interests of, the Company or the surviving or resulting corporation or the parent of such surviving or resulting corporation; and (B) if the Company is not the surviving or resulting corporation, such surviving or resulting corporation or parent of such surviving or resulting corporation substitutes substantially identical options for any outstanding Options; and

                  (ii) in the event of any dissolution, merger, consolidation, transaction, or change in control, the Board may completely satisfy and extinguish all obligations of the Company and its Affiliates with respect to any Option outstanding on the date of such event by delivering to the Optionee cash in an amount equal to the difference between the aggregate purchase price for Shares under the Option and the Fair Market Value of such Shares on the date of such event, such payment to be made within a reasonable time after such event.

10.      TAX WITHHOLDING.

         The Company shall have the right to deduct applicable taxes from any Option and withhold, at the time of delivery of Shares under the Plan, an appropriate number of Shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of Stock theretofore owned by the holder of the Option


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with respect to which withholding is required. If Shares or Stock are used to satisfy tax withholding, such Shares or Stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

11.      EFFECTIVE DATE OF PLAN.

         The effective date of the Plan shall be February 19, 1998. No Option shall be granted pursuant to the Plan after February 19, 2005.

12.      AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION.

         The Board may amend, modify, suspend or terminate the Plan at any time for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that no amendment, modification, suspension or termination shall be made (i) that would impair the rights of any Optionee under any Option previously granted to such Optionee without such Optionee's written consent, (ii) prior to approval by the Company's shareholders if such approval is then required thereby, or (iii) that would reduce the purchase price of any outstanding Option, other than as provided by Section 9(a)(ii).

13.      REQUIREMENTS OF LAW.

         (a) The Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         (b) Nothing herein or in any Agreement executed or Option granted hereunder shall require the Company to deliver any Shares upon exercise of an Option if such delivery would, in the opinion of counsel for the Company, constitute a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect. Upon the exercise of an Option or portion or part thereof, the Optionee may be required to give to the Company satisfactory evidence that he is acquiring such Shares for the purpose of investment only and not with a view to their distribution; provided, however, if or to the extent that the Shares subject to the Option shall be included in a registration statement filed by the Company, or one of its Affiliates, such investment representation shall be abrogated.

14.      MISCELLANEOUS.

         (a) Nothing contained in the Plan shall confer upon any Optionee the right to continue in the employ of the Company or any Affiliate, or interfere in any way with the rights of the Company or any Affiliate to terminate his employment at any time.

         (b) Any payment of cash or any delivery of Shares to the Optionee, or to an Optionee's Permitted Transferee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such person with respect to the Option being exercised (or portion thereof). The Committee may require any Optionee, or Permitted Transferee, as a condition


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precedent to such payment or delivery, to execute a release and receipt therefor in such form as it shall determine.

         (c) Neither the Committee nor the Company guarantees the Shares from loss or depreciation.

         (d) Records of the Company and its Affiliates regarding an individual's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect in its sole and absolute discretion.

         (e) The Company assumes no obligation or responsibility to an Optionee or any Permitted Transferee for any act of, or failure to act on the part of, the Committee.

         (f) If any provision of the Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

         (g) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

         (h) All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Nevada except to the extent Nevada law is preempted by federal law. The obligation of the Company to sell and deliver Shares hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

         Words used in the masculine shall apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.


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